UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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SCHEDULE 14A INFORMATION
____________________________________________
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Avid Technology, Inc.
(Exact Name of Registrant as Specified in Its Charter)
 ____________________________________________

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AVID TECHNOLOGY, INC.

SUPPLEMENT TO
NOTICE OF THE 2020 ANNUAL MEETING OF SHAREHOLDERS
AND PROXY STATEMENT
DATED MARCH 20, 2020

This supplement (the “Supplement”) provides updated information with respect to the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Avid Technology, Inc. (“Avid”) to be held on April 30, 2020. On March 20, 2020, Avid began notifying its stockholders of the availability of its Notice of 2020 Annual Meeting of Stockholders and Definitive Proxy Statement (the “Notice and Proxy Statement”) for the Annual Meeting. Please read this Supplement carefully in conjunction with the Notice and Proxy Statement.

NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 30, 2020

In an effort to support the health and wellbeing of our stockholders, employees, directors and communities, in light of the developments regarding the COVID-19 pandemic, NOTICE IS HEREBY GIVEN that the Annual Meeting to be held on April 30, 2020 at 8:30 a.m. Eastern Time, will be held in a virtual format only. Stockholders will not be able to attend the Annual Meeting in person.

As described in the Notice and Proxy Statement, stockholders at the close of business on the record date, March 3, 2020, are entitled to participate in the Annual Meeting. Stockholders can attend the Annual Meeting at www.virtualshareholdermeeting.com/AVID2020. To be admitted to the Annual Meeting, stockholders must enter the 16-digit voting control number found on their proxy card, voting instruction form, notice of internet availability of proxy materials, or email previously received. Stockholders may vote during the Annual Meeting by following the instructions available on the website during the meeting.

Whether or not stockholders plan to participate in the virtual-only Annual Meeting, Avid urges all stockholders to vote and submit their proxies in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The materials included with the Notice and Proxy Statement previously made available to stockholders will not be updated to reflect the change to a virtual-only meeting and may continue to be used to vote shares in connection with the Annual Meeting.

By Order of the Board of Directors,

Alessandra Melloni
Corporate Secretary

The Annual Meeting on April 30, 2020 at 8:30 a.m. Eastern Time is available at www.virtualshareholdermeeting.com/AVID2020. The proxy statement and Annual Report are available on our Investor Relations website at http://ir.avid.com. Additionally, you may access our proxy materials at www.proxyvote.com.